AVAILABLE-FOR-SALE SECURITY	12 Months Ended
Dec. 31, 2013
AVAILABLE-FOR-SALE SECURITY
10.	AVAILABLE-FOR-SALE SECURITY

On July 1, 2008, the Group entered into an agreement to purchase 18,508,208 preferred shares of 51.com, a private company in the PRC in exchange for the surrender of a promissory note of RMB34,312,761 (US$5,000,000) and cash consideration of RMB314,370,245 (US$45,809,524). The Group evaluated and determined that there was no embedded derivative requiring bifurcation from the Preferred Shares under the requirements of ASC 815, Derivatives and Hedging. The Group classified its investment in the Preferred Shares as an available-for-sale security.

During the year ended December 31, 2012, the fair value of the Preferred Shares significantly declined due to 51.com’s significantly lower than expected core business revenues and operating cash flows resulted from events that occurred during the fourth quarter in 2012, such as the delay in its core research and development activities and the campaign of newly launched games. The significance of these fourth quarter events had a material adverse and prolonged effect on key fiscal 2013 sales and other operating assumptions within the long-range operating forecast used to estimate the fair value of 51.com, such that the immediate effects on the estimated fair value was material, and an other-than-temporary impairment loss of RMB240,725,709 comprising the difference between the investment cost and its estimated fair value was recorded as an investment loss in the Company’s consolidated statements of comprehensive income. As a result, the new cost basis of the Preferred Shares was RMB78,740,916 as of December 31, 2012.